Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Rudy C. Howard, the Chief Financial Officer of Aravive, Inc. (the “Registrant”) hereby certifies, to my knowledge, that:

(1)

The accompanying Annual Report on Form 10-K of the Registrant for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented therein.

Date: March 15, 2023

	By:	/s/ Rudy C. Howard
	Name:	Rudy C. Howard
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)